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                                                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports dated August 4, 1997 (and to all references to our Firm) included in or made a part of this registration statement on Form S-3.


                                           /s/ Arthur Andersen LLP
                                           --------------------------------
                                           ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
     December 31, 1997